Arbitral Award Enforcement: (Details Text) - Jun. 30, 2015 - USD ($) $ in Thousands	Total
Arbitral Award Enforcement: [Abstract]
Damages award	$ 713,000
Interest award	22,300
Legal costs award	5,000
Total award	$ 740,300
Post award interest rate: Libor plus	2.00%
Post award interest earned per day	$ 580
Total award to date	757,000
Company's requested award correction	50,000
Venezuela's requested award correction	$ 361,000
Bonus % of the first $200 million collected	1.00%
Bonus % thereafter	5.00%
Maximum amount of proceeds noteholder entitled to	5.468%
Legal fees related to award Included in accounts payable	$ 3,100
Additional legal fees due upon collection of the award	$ 1,700